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                           THE HUNTINGTON DIRECTOR M
                             SEPARATE ACCOUNT THREE
                        HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-119414

   SUPPLEMENT DATED NOVEMBER 16, 2006 TO THE PROSPECTUS DATED AUGUST 14, 2006

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             SUPPLEMENT DATED NOVEMBER 16, 2006 TO YOUR PROSPECTUS

The "Huntington VA Funds" trust has changed its name to the "The Huntington Funds." All references to the "Huntington VA Funds" in the prospectus are deleted and replaced with "The Huntington Funds."

HUNTINGTON VA INCOME EQUITY FUND:

The Fund's investment objective, which appears in the table under the section entitled "The Funds," is deleted and replaced with the following:

    Current income and moderate appreciation of capital.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6055